UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2025

Yorkville Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42720	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1012 Springfield Avenue
Mountainside, New Jersey 07092

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 985-8300

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	YORKU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	YORK	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	YORKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 26, 2025, Yorkville Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including 2,250,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File No. 333-286569) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 16, 2025 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated June 26, 2025, by and between the Company and Clear Street LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated June 26, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated June 26, 2025, by and among the Company, its officers, its directors and Yorkville Acquisition Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated June 26, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated June 26, 2025, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated June 26, 2025 (the “Private Placement Unit Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated June 26, 2025, by and among the Company and each director and executive officer of the Company, a form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Unit Purchase Agreement, the Company completed the private sale of an aggregate of aggregate of 351,825 private placement units (the “Private Units”) to the Sponsor at a purchase price of $10.00 per Private Unit, generating aggregate gross proceeds to the Company of $3,518,250. The Private Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2025, in connection with the closing of the IPO of the Company, Kevin McGurn, Devin G. Nunes, Scott Glabe, and Omar Hasan (collectively with Mark Angelo and Michael Rosselli, the “Directors”) were appointed to the board of directors of the Company (the “Board”), with Mr. Angelo serving as chairman of the Board. Messrs. Nunes, Glabe, and Hasan are independent directors under applicable Nasdaq listing standards. Effective June 26, 2025, Messrs. Hasan, Nunes, and Glabe were appointed to the Board’s Audit Committee, with Mr. Hasan serving as chair of the Audit Committee. Messrs. Angelo, Glabe, and Hasan were appointed to the Board’s Compensation Committee, with Mr. Angelo serving as chair of the Compensation Committee.

Following the appointment of the Directors, the Board is comprised of a single class of directors, as provided in the Amended Charter (as defined below). Each Director will serve until his successor is duly elected and qualified or until his earlier resignation, removal, or death, subject to the rights of holders of the Company’s Class B ordinary shares to appoint and remove directors prior to the Company’s initial business combination.

On June 26, 2025, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as the Indemnity Agreements. Messrs. McGurn, Nunes, Glabe, and Hasan have received profits interests in the Sponsor for their services as Directors to the Company.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as Directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

In connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”). The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. The description of the Amended Charter does not purport to be complete and is qualified in its entirety by reference to the Amended Charter, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $173,362,500 of the proceeds from the IPO and the sale of the Private Units were placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 24 months from the closing of the IPO (which may be extended without shareholder approval for a total of 30 months) or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (which may be extended without shareholder approval for a total of 30 months), subject to applicable law.

On June 26, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 30, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 26, 2025, by and between the Company and Clear Street LLC, as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated June 26, 2025, by and between Continental Stock Transfer & Trust Company and the Company.
10.1	Letter Agreement, dated June 26, 2025, by and among the Company, its officers, directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated June 26, 2025, by and between Continental Stock Transfer & Trust Company, LLC and the Company.
10.3	Registration Rights Agreement, dated June 26, 2025, by and among the Company and certain security holders.
10.4	Private Placement Unit Purchase Agreement dated June 26, 2025, by and among the Company and the Sponsor.
10.5	Form of Indemnity Agreement (incorporated herein by reference to Exhibit 10.7 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-286569), filed by the Company with the SEC on June 6, 2025).
99.1	Press Release, dated June 26, 2025.
99.2	Press Release, dated June 30, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yorkville Acquisition Corp.

Date: June 30, 2025	By:	/s/ Kevin McGurn
Kevin McGurn
Chief Executive Officer

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